Premises and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Premises and Equipment
(7)	Premises and Equipment

Premises and equipment are summarized as follows (in thousands):

	At December 31,
	2016	2015
Land	$7,953	$4,971
Buildings and improvements	18,586	13,286
Furniture and equipment	5,744	5,604

Total, at cost	32,283	23,861
Less accumulated depreciation and amortization	(6,363)	(6,249)

Premises and equipment, net	$25,920	$17,612